                                                                 EXHIBIT (c)(1)

                            STOCKHOLDERS' AGREEMENT

     STOCKHOLDERS' AGREEMENT, dated as of March 30, 1993 and effective upon the consummation of the Offerings (as defined herein) (the "Agreement"), by and among Chester C. Davenport, Slivy C. Edmonds, Georgetown Partners Limited Partnership, a Maryland limited partnership ("Georgetown"), Apollo Investment Fund, L.P., a Delaware limited partnership ("Apollo"), Chemical Equity Associates, A California Limited Partnership ("CVP"), TSG Ventures Inc., a Delaware corporation ("TSG"), and any person who hereafter holds shares of Class B Common Stock (as defined herein) (the "New Class B Holders").
Mr. Davenport, Ms. Edmonds, Georgetown, Apollo, CVP, TSG and the New Class B Holders are collectively referred to herein as the "Stockholders" and individually as a "Stockholder."

     WHEREAS, each of Apollo, CVP and TSG is the beneficial owner of unregistered shares of common stock of Envirotest Systems Corp. (the "Company"), which shares are subject to restrictions on resale by federal securities law; and

     WHEREAS, Georgetown is the record and beneficial holder of all of the outstanding shares of, and options to purchase, Class B Common Stock, par value $.01 per share, of the Company (the "Class B Common Stock"), which shares are subject to mandatory conversion under certain circumstances as set forth in the Restated Certificate of Incorporation of the Company (attached hereto as Schedule I is a description of the beneficial ownership of common stock of the Company, and options to purchase common stock of the Company, of the parties hereto as of the effective date of this Agreement); and

     WHEREAS, through its ownership of Class B Common Stock, Georgetown is entitled to elect six of the nine directors of the Company pursuant to Article Fifth of the Restated Certificate of Incorporation of the Company; and

     WHEREAS, the Company intends to sell up to 3,910,000 shares of its Class A Common Stock, par value $.01 per share (the "Class A Common Stock") and $100,000,000 aggregate principal amount of ___% Senior Subordinated Notes due 2003 in concurrent underwritten public offerings (the "Offerings").

     NOW, THEREFORE, the parties hereto agree as follows:

     1.  CERTAIN DEFINITIONS.  As used herein:

          (a) "Affiliate" shall mean (i) any person directly or indirectly controlling, controlled by, or under common control with, another person, and
(ii) a person owning or controlling 51% or more of the outstanding voting securities of such other person.

          (b) "control," with respect to any person, shall mean the power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

          (c) "person" shall mean any individual, partnership, corporation, joint venture, association, joint-stock company, trust, unincorporated organization, union, business association, firm, government or agency or political subdivision thereof, or other entity.

     2.   RESTRICTIONS ON CLASS B DIRECTORS.

          (a) Georgetown and the New Class B Holders agree that they shall cause the Class B Common Stock to be voted such that no more than four of the six Class B Directors (as such term is defined in the Restated Certificate of Incorporation of the Company) shall consist of persons who are: (i) officers or full-time employees of the Company; (ii) Mr. Davenport, Ms. Edmonds or their Affiliates, or officers, directors, partners or employees of their Affiliates; or (iii) family members (including parents, spouse and children) of either (i) or (ii).

     3.   CONVERSION OF CLASS B COMMON STOCK UPON CERTAIN EVENTS.

          (a) Georgetown, Mr. Davenport, Ms. Edmonds and each of the New Class B Holders agree to provide written notice (the "Event Notice") to each of Apollo, CVP and TSG promptly (and in any event within five (5) business days) after the occurrence of any of the following:

               (i) Mr. Davenport ceases to control, directly or indirectly, the voting of a majority of the outstanding shares of Class B Common Stock (such control is deemed to be ceased if Mr. Davenport dies or suffers a severe or irreversible physical or mental disability that renders him incapable of controlling the voting of such shares); or

               (ii) Mr. Davenport, Ms. Edmonds, members of the immediate families of either and trusts or other entities created for estate-planning purposes whose beneficiaries are members of their immediate families fail to have, in the aggregate, a direct or indirect (through one or more intermediaries or entities, in proportion to their economic interest therein) pecuniary interest in at least five percent of the then outstanding shares of all classes of common stock of the Company in the aggregate (the

"Common Stock"), including, for purposes of this calculation, shares of Common Stock issuable upon exercise of options.

          (b) Georgetown and the New Class B Holders agree to convert all of their shares of Class B Common Stock into shares of Class A Common Stock pursuant to the procedures set forth in the Company's Restated Certificate of Incorporation within five (5) business days after receipt by any of them of a written notice (the "Conversion Notice") from Apollo, CVP or TSG (to the extent enforcement is permitted by such party pursuant to paragraph (c) below), which notice shall (i) request such conversion under this Agreement;
(ii) represent that the party giving such notice is then able to enforce this Agreement under the terms hereof, and (iii) set forth, in detail, such party's record and beneficial ownership of Common Stock of the Company at the date of such notice; PROVIDED, HOWEVER, that such conversion shall only be required if (i) one of the events set forth in (a)(i) or (a)(ii) shall have occurred; and (ii) a Conversion Notice with respect to such event shall have been given not later than sixty (60) days after the giving of the Event Notice (which 60 day period may be waived or extended in writing, unilaterally, in the sole discretion of Mr. Davenport or his executor or personal representative). Georgetown and the New Class B Holders shall have the right to request in writing, and Apollo, CVP and TSG shall promptly respond in writing, for confirmation that a particular transfer of Class B Common Stock either will not dilute the pecuniary interest of the requesting party in such shares, or will cause a dilution thereof specified in the request.

          (c) The provisions contained in Sections 2(a) and 3(b) of this Agreement shall be enforceable only by Apollo, CVP and TSG, and shall no longer be enforceable by Apollo, CVP or TSG, as applicable, if such entity, together with its Affiliates, at any time, fails to "beneficially own" (as that term is used in Rule 13d-3 under the Securities Exchange Act of 1934) unregistered shares of Common Stock representing five percent or more of the then outstanding Common Stock.

     4. RESTRICTIVE ENDORSEMENT. Each certificate representing shares of Class B Common Stock and options, warrants or other rights for the purchase of Class B Common Stock now or hereafter held by Georgetown Partners or a New Class B Holder shall be stamped with a legend in substantially the following form:

         "THE SECURITES REPRESENTED BY THIS CERTIFICATE OR AGREEMENT ARE SUBJECT TO A STOCKHOLDERS' AGREEMENT DATED AS OF MARCH ___, 1993, A COPY OF WHICH IS ON FILE AT THE OFFICES OF THE COMPANY AND WILL BE FURNISHED TO ANY PROSPECTIVE PURCHASERS ON REQUEST. BY ACCEPTANCE OF THIS CERTIFICATE OR AGREEMENT, EACH HOLDER HEREOF AGREES TO BE BOUND BY THE PROVISIONS OF THE STOCKHOLDERS' AGREEMENT."

         "THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR AGREEMENT HAVE BEEN ISSUED PURSUANT TO A CLAIM OF EXEMPTION FROM THE REGISTRATION OR QUALIFICATION PROVISIONS OR FEDERAL AND STATE SECURITES LAWS AND MAY NOT BE SOLD OR TRANSFERRED WITHOUT COMPLIANCE WITH THE REGISTRATION OR QUALIFICATION PROVISIONS OR APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR APPLICABLE EXEMPTIONS THEREFROM."

     Georgetown and each New Class B Holder agree to deliver all certificates for shares of Class B Common Stock and options, warrants or other rights for the purchase of Class B Common Stock owned by such person to the Company for the purpose of affixing such legend thereto.

          (b) Each of Apollo, CVP and TSG agrees to provide written notice to each of Georgetown, Mr. Davenport and Ms. Edmonds promptly after the time that Apollo, CVP or TSG, as the case may be, fails to, together with its Affiliates, "beneficially own" (as that term is used in Rule 13d-3 under the Securities Exchange Act of 1934) unregistered shares of Common Stock representing five percent or more of the then outstanding Common Stock.

     5. TRANSFEREES OF CLASS B COMMON STOCK. Any New Class B Holder who acquires shares of Class B Common Stock, by accepting such shares, shall be deemed to be a party to this Agreement and to agree to be subject to all the terms and conditions of this Agreement as if such New Class B Holder had signed this Agreement as a Stockholder.

     6. EQUITABLE RELIEF. The parties hereto agree and declare that legal remedies may be inadequate to enforce the provisions of this Agreement, including but not limited to the provisions of Section 2 and 3 hereof, and that equitable relief, including specific performance and injunctive relief, may be used to enforce the provisions of this Agreement.

     7. UNWIND. Georgetown, Mr. Davenport, Ms. Edmonds and the New Class B Holders agree that, if the Offerings are not consummated on or prior to June 1, 1993, they will cause the Company to restore in all respects the charter, bylaws and common stock of the Company (including, without limitation, the number of shares owned by each stockholder, the class of stock held, and the rights and preferences of each class) as the same were in existence on March 25, 1993.

     8. ARBITRATION. Any controversy arising under, out of, in connection with, or relating to, this Agreement, and any amendment hereof, or the breach hereof, shall be determined and settled by arbitration in New York, New York, by a person or persons mutually agreed upon, or in the event of a disagreement as to the selection of the arbitrator or arbitrators, in accordance with the rules then obtaining of the American Arbitration Association. Any award rendered therein shall specify the findings of fact of the arbitrators and the reasons for such award, with the reference to and reliance on relevant law. Any such award shall be final and binding on each and all of the parties thereto and their personal representatives, and judgement may be entered thereon in any court having jurisdiction thereof.

     9.   MISCELLANEOUS.

          (a) NOTICES. Any and all notices, designations, consents, offers, acceptances, or any other communication provided for herein shall be made by hand delivery, first-class mail (registered or certified, return receipt requested), telex, telecopier, or overnight air courier guaranteeing next day delivery to the following addresses and/or telecopy numbers:

If to Chester C. Davenport,
     Slivy C. Edmonds or
     Georgetown Partners
     Limited Partnership:     Georgetown Partners Limited
                                Partnership
                              6903 Rockledge Drive
                              Suite 214
                              Bethesda, Maryland  20817
                              Telecopy:  (301) 530-9538

With a copy to:               Akin, Gump, Strauss, Hauer &
                                Feld, L.L.P.
                              1333 New Hampshire Avenue, N.W.
                              Suite 400
                              Washington, D.C.  20036
                              Attention:  Bruce S. Mendelsohn, P.C.
                              Telecopy:  (202) 887-4288

If to Apollo:                 Apollo Advisors, L.P.
                              1999 Avenue of the Stars
                              Suite 1900
                              Los Angeles, California 90067
                              Attention:  David B. Kaplan
                              Telecopy:  (310) 201-4199

and                           Apollo Advisors, L.P.
                              1301 6th Avenue
                              38th Floor
                              New York, New York 10019
                              Attention:  Craig M. Cogut, Esq.
                              Telecopy:  (212) 261-4102

With a copy to:               Kirkland & Ellis
                              655 15th Street, N.W.
                              Washington, D.C.  20005
                              Attention:  Harvey M. Eisenberg, Esq.
                              Telecopy:  (202) 879-5200

If to CVP:                    Chemical Equity Associates
                              270 Park Avenue
                              5th Floor
                              New York, New York  10017-2070
                              Attention:  Arnold Chavkin
                              Telecopy:  (212) 270-2327

With a copy to:               Kirkland & Ellis
                              655 15th Street, N.W.
                              Washington, D.C.  20005
                              Attention:  Harvey M. Eisenberg, Esq.
                              Telecopy:  (202) 879-5200

If to TSG:                    TSG Ventures Inc.
                              1055 Washington Blvd.
                              10th Floor
                              Stamford, Connecticut 06091
                              Attention:  Cleveland A. Christophe
                              Telecopy:  (212) 641-7657

With a copy to:               James B. Carlson
                              Mayer, Brown & Platt
                              787 Seventh Avenue, Suite 2400
                              New York, New York  10019
                              Telecopy:  (212) 262-1910

Except as otherwise provided in this Agreement, each such notice shall be deemed given at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if telecopied; and the next business day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery.

          (b) AMENDMENT. The provisions of this Agreement may be amended only by an instrument signed by all Stockholders, except that the signature of Apollo, CVP or TSG shall not be required if such entity shall no longer be entitled to enforce this Agreement pursuant to Section 3(c) above.

          (c) COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

          (d) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO CONFLICTS OF LAWS PROVISIONS.

          (e) BENEFIT AND BINDING EFFECT; ASSIGNMENT. This Agreement shall be binding upon and shall inure to the benefit of the Stockholders, and their respective successors, executors, administrators and personal representatives and heirs and permitted assigns. The rights and obligations of Apollo, CVP and TSG hereunder may not be assigned, in whole or in part, except to an Affillate. In the event that any part of this Agreement shall be held to be invalid or unenforceable, the remaining parts hereof shall nevertheless continue to be valid and enforceable as though the invalid portions were not a part hereof.

          (f) ENTIRE AGREEMENT. This Agreement contains the entire understanding of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements, discussions and understandings.

     IN WITNESS WHEREOF, the parties hereto have signed this Agreement of the day and year first above written.

                              /s/ Chester C. Davenport
                              ----------------------------------------
                              Chester C. Davenport

                              /s/ Slivy C. Edmonds
                              ----------------------------------------
                              Slivy C. Edmonds


                              GEORGETOWN PARTNERS LIMITED PARTNERSHIP

                              By:  DHE PARTNERS,
                                     its general partner

                                   By:  ROCKSPRING MANAGEMENT,
                                          its general partner

                                     By: /s/ Chester C. Davenport
                                         -------------------------------
                                        Name:
                                        Title:


                              APOLLO INVESTMENT FUND, L.P.

                              By:  APOLLO ADVISORS, L.P.,
                                     its general partner

                                   By:  APOLLO CAPITAL MANAGEMENT, INC.,
                                          its general partner

                                     By: /s/ [illegible]
                                         -------------------------------
                                        Name: [illegible]
                                        Title: Vice President


                              CHEMICAL EQUITY ASSOCIATES,
                                 A California Limited Partnership

                                   By:  CHEMICAL VENTURE PARTNERS,
                                          its general partner

                                     By: /s/ Arnold L. Chavkin
                                         ------------------------------
                                        Name:  Arnold L. Chavkin
                                        Title: General Partner

                              TSG VENTURES INC.


                              By: /s/ Cleveland Christophe
                                  ------------------------------------
                                  Name:  Cleveland Christophe
                                  Title:  Principal

                                                    SCHEDULE I


                                   Shares                                Options
                    -------------------------------------        ----------------------
Persons             Class A        Class B        Class C        Class A        Class B
-------             -------        -------        -------        -------        -------
Georgetown
  Partners
  Limited
  Partnership:       341,159      1,714,583                                    1,248,351

Chester C.
  Davenport                                                      289,542

Slivy C.
  Edmonds                                                           *

Apollo
  Investment
  Fund, L.P.        2,026,111

Chemical Equity
  Associates                                      2,026,111

TSG Ventures
  Inc.              2,456,818


* Not yet determined.